Non-accretable Yield (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012
Receivables [Abstract]
Contractual Net Cash Flows	$ 103,306	[1]	$ 56,287
Expected Net Cash Flows	(91,602)		(49,843)
Non-accretable Yield	$ 11,704		$ 6,444

[1]	Contractual net cash flows represents total cash payments due across all dealer servicing agreements for repayment of dealer advances and contract servicing.